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                                                                    EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 1 to Registration Statement
No. 333-21949 of Safelite Glass Corp. on Form S-4 of our report dated
February 12, 1997 appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the headings "Summary Historical and Pro Forma Financial Information," "Selected Consolidated Financial Data" and "Independent Auditors" in such Prospectus.


DELOITTE & TOUCHE LLP
Dayton, Ohio
April 11, 1997